--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report September 20, 2002


                          Allied Waste Industries, Inc.
               (Exact name of registrant as specified in charter)



                                    Delaware
                 (State or other jurisdiction of incorporation)


                 0-19285                                   88-0228636

        (Commission File Number)               (IRS Employer Identification No.)


15880 N. Greenway-Hayden Loop, Suite 100
           Scottsdale, Arizona                              85260
(Address of principal executive offices)                   (Zip Code)


        Registrant's telephone number, including area code (480) 627-2700

                                 Not Applicable
          (Former name or former address, if changed since last report)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Item 9.     Regulation FD Disclosure

On September 20, 2002, Allied Waste Industries, Inc. ("Allied" or "Company") issued the following press release.

Contact:  Michael Burnett
580-627-2785


                                                         FOR IMMEDIATE RELEASE



                     ALLIED WASTE INDUSTRIES, INC. ANNOUNCES
                WITHDRAWAL OF ITS INTENTION TO OFFER SENIOR NOTES


Scottsdale, AZ - September 20, 2002 - Allied Waste Industries, Inc. ("Allied") (NYSE: AW) today announced that it is withdrawing its offering of $250 million in senior notes due in 2012, which it had intended to issue pursuant to Rule 144A under the Securities Act of 1933.

"We and our advisors believed an opportunity to access the high yield markets at favorable rates was available. The volatility in the market since we announced our intent on September 17 has resulted in an indicated coupon which we feel can be improved upon in a more stable market environment." stated Tom Ryan, Chief Financial Officer of Allied Waste.

The proceeds of this offering were intended to be applied to outstanding term loans under the Company's Credit Facility maturing in July 2005, consistent with the Credit Facility renewal sizing objectives reflected in the "Financing Plan" which is included in the company's most current report on Form 10-K.

"We saw this as a modest opportunistic step toward achieving our longer term objectives, and with very little in the way of near term maturities, are pleased that we have the luxury of considerable time in meeting those objectives in an economical fashion", Ryan said. "We appreciate the consideration given to our offering by investors and the hard work of our underwriters."

Allied Waste Industries, Inc., a leading waste services company, provides collection, recycling and disposal services to residential, commercial and industrial customers in the United States. As of June 30, 2002, the Company operated 342 collection companies, 169 transfer stations, 167 active landfills and 65 recycling facilities in 39 states.

Safe Harbor for Forward-Looking Statements
------------------------------------------
Certain matters discussed in this press release are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements describe the Company's future plans, objectives or goals. These forward-looking statements involve risks and uncertainties which could cause actual results to differ materially including, without limitation, (1) continuing weakness in the U.S. economy in 2002 may cause a decline in the demand for the Company's services (particularly in the commercial and industrial sectors), a decline in the price of commodities sold by the Company, increased competitive pressure on pricing and generally make it more difficult for the Company to predict economic trends; (2) the Company may be impeded in the successful integration of acquired businesses and its market development efforts; (3) a change in interest rates or a reduction in the Company's cash flow could impair the Company's ability to service and reduce its debt obligations; (4) volatility in interest rates may, among other things, affect earnings due to possible mark to market changes on certain interest rate hedges; (5) divestitures by the Company may not raise funds exceeding financing needed for acquisitions in 2002; and (6) severe weather conditions could impair the Company's operating results.


Other factors which could materially affect such forward-looking statements can be found in the Company's periodic reports filed with the Securities and Exchange Commission, including risk factors detailed in Management's Discussion and Analysis in Allied's Form 10-K for the year ended December 31, 2001. Shareholders, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements made herein are only made as of the date of this press release and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant, Allied Waste Industries, Inc., has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                          ALLIED WASTE INDUSTRIES, INC.

                             By: /s/ THOMAS W. RYAN
       ------------------------------------------------------------------
                                 Thomas W. Ryan
              Executive Vice President and Chief Financial Officer
                          (Principal Financial Officer)




Date: September 20, 2002